EXHIBIT 99.3

FITWAYVITAMINS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

FITWAYVITAMINS, INC.
INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 (Unaudited)	3

Pro Forma Condensed Consolidated Statement of Operations and Other Comprehensive Income for the three months period ended September 30, 2009 (Unaudited)	4

Pro Forma Condensed Consolidated Statement of Operations and Other Comprehensive Income for the year ended June 30, 2010 (Unaudited)	5

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	6 to 7

FITWAYVITAMINS, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2010
(UNAUDITED )

	Fitwayvitamins, Inc.	Dahua	Adjustments	Notes	Pro Forma

ASSETS
Current assets:
Cash & cash equivalents	$2,535	$3,494,940	$(2,535)	Note 2a	$3,494,940
Restricted cash	-	1,552,654			1,552,654
Accounts receivable, net	-	631,984			631,984
Advance to vendors	-	630,338			630,338
Real estate property development completed	-	1,491,605			1,491,605
Real estate property under development	-	26,991,009			26,991,009
Prepaid expenses	-	476,897			476,897
Total current assets	2,535	35,269,427			35,269,427

Property, plant and equipment, net	-	4,721,778			4,721,778

Other non-current assets:
Other receivables	-	71,048			71,048
Deposits and prepayments for long-term assets	-	19,610,700			19,610,700
Real estate property under development	-	2,560,005			2,560,005
Real estate property held for lease, net	-	8,093,993			8,093,993
Total non-current assets	-	30,335,746			30,335,746

Total Assets	$2,535	$70,326,951			$70,326,951

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$15,303	$2,824,508	$(15,303)	Note 2a	$2,824,508
Due to related party	6,354	-	(6,354)	Note 2a	-
Customer deposits	-	24,883,934			24,883,934
Accrued expenses and other current liabilities	-	460,587			460,587
Taxes payable	-	2,979,102			2,979,102
Total current liabilities	21,657	31,148,131			31,148,131

Non-current liabilities:
Accounts payable	-	1,086,625			1,086,625
Other payable	-	83,649			83,649
Customer deposits	-	-			-
Long-term bank loans	-	14,970,000			14,970,000
Total non-current liabilities	-	16,140,274			16,140,274

Total liabilities	21,657	47,288,405			47,288,405

Stockholders' equity
Common stock	1,029	50,000	(50,839)	Note 2a/b	190
Additional paid-in-capital	17,527	19,633,420	32,283	Note 2b	19,683,230
Statutory reserve		188,104			188,104
(Accumulated deficit) Retained earnings	(37,678)	1,676,206	37,678	Note 2a	1,676,206
Accumulated other comprehensive income	-	1,490,816			1,490,816

Total stockholders' equity	(19,122)	23,038,546			23,038,546

Total Liabilities and Stockholders' Equity	$2,535	$70,326,951			$70,326,951

The accompanying footnotes are an integral part to the proforma condensed consolidated financial statements.

FITWAYVITAMINS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

	Fitwayvitamins, Inc.	Dahua	Adjustments	Notes	PRO FORMA

Revenue:
Real estate sale, net of sales taxes of
$316,769 and $412,996 , respectively	$-	$4,446,549			$4,446,549
Real estate lease income	-	125,179			125,179
Total revenue	-	4,571,728			4,571,728

Cost of sales
Cost of real estate sales	-	1,660,789			1,660,789
Cost of real estate lease income	-	105,373			105,373
Total cost of sales	-	1,766,162			1,766,162

Gross profit	-	2,805,566			2,805,566

Operating expenses
Selling and distribution expenses	-	255,826			255,826
General and administrative expenses	4,283	618,425	(4,283)	Note 2a	618,425
Total operating expenses	4,283	874,251			874,251

Operating income	(4,283)	1,931,315			1,931,315

Other income (expenses)
Interest expenses	-	(114,622)			(114,622)
Other expenses	-	(8,880)			(8,880)
Total other expenses	-	(123,502)			(123,502)

Income before income taxes	(4,283)	1,807,813			1,807,813

Provision for income taxes
- current	-	456,137			456,137
- deferred tax benefit	-	-			-
Total income tax provisions	-	456,137			456,137

Net (loss)/income	(4,283)	1,351,676			1,351,676

Other comprehensive income
Foreign currency translation adjustment	-	363,872			363,872

Comprehensive income	$(4,283)	$1,715,548			1,715,548

Basic and diluted income per common share
Basic	$-	$27.03	$(26.32)	Note 2a	$0.71
Diluted	$-	$27.03	$(26.32)	Note 2a	$0.71

Weighted average common shares outstanding
Basic	10,052,353	50,000	(8,200,987)	Note 2a	1,901,366
Diluted	10,052,353	50,000	(8,200,987)	Note 2a	1,901,366

The accompanying footnotes are an integral part to the proforma condensed consolidated financial statements.

FITWAYVITAMINS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME
FOR THE YEAR ENDED JUNE 30, 2010
(UNAUDITED)

	Fitwayvitamins, Inc.	Dahua	Adjustments	Notes	PRO FORMA

Revenue:
Real estate sale, net of sales taxes of
$316,769 and $412,996 , respectively	$-	$24,158,209			$24,158,209
Real estate lease income	-	514,390			514,390
Total revenue	-	24,672,599			24,672,599

Cost of sales
Cost of real estate sales	-	11,890,619			11,890,619
Cost of real estate lease income	-	417,988			417,988
Total cost of sales	-	12,308,607			12,308,607

Gross profit		12,363,992			12,363,992

Operating expenses
Selling and distribution expenses	-	846,070			846,070
General and administrative expenses	(30,266)	1,398,202	30,266	Note 2a	1,398,202
Total operating expenses	(30,266)	2,244,272			2,244,272

Operating income	30,266	10,119,720			10,119,720

Other income (expenses)
Interest expenses	-	(229,165)			(229,165)
Other expenses	-	(24,508)			(24,508)
Total other expenses	-	(253,673)			(253,673)

Income before income taxes	30,266	9,866,047			9,866,047

Provision for income taxes
- current	-	2,403,361			2,403,361
- deferred tax benefit	-	63,151			63,151
Total income tax provisions	-	2,466,512			2,466,512

Net income	30,266	7,399,535			7,399,535

Other comprehensive income
Foreign currency translation adjustment	-	107,231			107,231

Comprehensive income	$30,266	$7,506,765			$7,506,765

Basic and diluted income per common share
Basic	$0.00	$147.99	$3.84	Note 2a	$3.89
Diluted	0.00	$147.99	$3.84	Note 2a	$3.89

Weighted average common shares outstanding
Basic	10,052,353	50,000	(8,200,987)	Note 2a	1,901,366
Diluted	10,052,353	50,000	(8,200,987)	Note 2a	1,901,366

The accompanying footnotes are an integral part to the proforma condensed consolidated financial statements.

FITWAYVITAMINS,  INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION

Fitwayvitamins, Inc. is a corporation organized under the laws of the State of Nevada.

On January 27, 2011, Fitwayvitamins, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange”) with China Dahua Group International Holdings Property Ltd., a British Virgin Islands Company (“Dahua”) and the shareholder of Dahua (“Dahua Shareholder”). Pursuant to the Share Exchange, the Company acquired all of the outstanding shares of Dahua by issuing a total of 1,616,161 shares of its common stock, par value $0.0001 to Dahua Shareholder.

Dahua is a holding company whose only asset, held through a subsidiary, Haoyu Group Limited (Hong Kong), is 100% of the registered capital of Chongqing Difa Investment Management Co., Ltd. (“Difa”), a limited liability company organized under the laws of the People’s Republic of China. Substantially all of the Dahua’s operations are conducted in China though Difa, and through contractual arrangements with Difa’s affiliated entity in China, Chongqing Zhongbao Investment Group Co., Ltd. (“Zhongbao”) and its subsidiaries. Zhongbao is a fast-growing real estate development company located in Southwestern China with its principal business activities in the construction and sales of residential apartments, commercial properties and parking spaces.

Under these contractual arrangements, which obligate Difa to absorb a majority of the risk of loss from Zhongbao’s activities and entitle it to receive a majority of its residual returns, Difa has gained effective control over Zhongbao.  In addition, Zhongbao’s shareholders have pledged their equity interest in Zhongbao to Difa, irrevocably granted Difa an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in Zhongbao.  Through these contractual arrangements, Dahua, through Difa, holds the variable interests of Zhongbao, and Dahua and Difa have been determined to be the most closely associated with Zhongbao. Therefore, Dahua is the primary beneficiary of Zhongbao. Based on these contractual arrangements, the Company believes that Zhongbao should be considered as a Variable Interest Entity (“VIE”)  under ASC 810, "Consolidation of Variable Interest Entities, an Interpretation of ARB No.51", because the equity investors in Zhongbao do not have the characteristics of a controlling financial interest and Dahua through Difa is the primary beneficiary of Zhongbao. Accordingly, the Company believes that Zhongbao should be consolidated under ASC 810.

In addition, on the closing date of the Share Exchange, immediately prior to and as a condition to the completion of the Exchange Agreement, the Company entered into a stock purchase agreement (the “Split-Off Agreement”) with Margret Wessels, the Company’s then Chairperson, President, Chief Executive Officer and sole director.  Pursuant to the Split-Off Agreement, Ms. Wessels agreed to purchase all of the issued and outstanding shares of Fitway Holdings Corp., a Nevada corporation and a wholly-owned subsidiary of the Company (“Fitway Holdings”), in consideration of 2,000,000 shares of the Company’s common stock owned by Ms. Wessels.

FITWAYVITAMINS,  INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION (Continued)

Also, as a condition to the completion of the Exchange Agreement, Mr. Xia and Ms. Wessels entered into a stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which Mr. Xia agreed to purchase 8,000,000 shares of the Company’s common stock owned by Ms. Wessels for an aggregate purchase price of $320,000.  Immediately after the consummation of this transaction, Mr. Xia shall cause such shares of common stock purchased from Ms. Wessels to be transferred back to the Company, and the Company shall cancel and extinguish such shares.

Upon completion of the Share Exchange, there are a total of 1,901,366 shares of the Company’s common stock issued and outstanding.

As a result of the above-mentioned transactions, the shareholders of Dahua and persons affiliated with Zhongbao now own securities that represent 85% of the equity in the Company.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at September 30, 2010. The unaudited pro forma condensed consolidated statements of operations for the three months ended September 30, 2010 and for the year ended June 30, 2010 have been presented as if the acquisition had occurred July 1, 2009.

The acquisition will be accounted for as a reverse merge under the purchase method of accounting since there was a change of control. In accordance with FASB ASC 805 – Business Combinations, Dahua and its subsidiaries are the accounting acquirer. Accordingly, Dahua and its subsidiaries will be treated as the continuing entity for accounting purposes.

The unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet as of September 30, 2010, the unaudited pro forma consolidated statements of operation for the three months ended September 30, 2010 and for the year ended June 30, 2010 to reflect the acquisition of Dahua by the Company:

a.	To record the spin-off of the Company’s assets and liabilities prior to the reverse acquisition;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been consolidated at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.